RETAINED PROFITS	12 Months Ended
Dec. 31, 2021
Disclosure of Retained Profits [Abstract]
RETAINED PROFITS
NOTE 41: RETAINED PROFITS

	2021	2020	2019
	£m	£m	£m
At 1 January	4,584	3,246	5,389
Profit attributable to ordinary shareholders	5,355	865	2,459
Dividends paid (note 43)	(877)	—	(2,312)
Issue costs of other equity instruments (net of tax)	—	—	(3)
Share buyback programmes	—	—	(1,095)
Realised gains and losses on equity shares held at fair value through other comprehensive income	1	—	(2)
Change in non-controlling interests	(1)	—	—
Post-retirement defined benefit scheme remeasurements	1,062	113	(1,117)
Gains and losses attributable to own credit risk (net of tax)[1]	(52)	(55)	(306)
Movement in treasury shares	(13)	293	(3)
Value of employee services:
Share option schemes	51	48	71
Other employee award schemes	131	74	165
At 31 December	10,241	4,584	3,246
1During 2020 the Group derecognised, on redemption, financial liabilities on which cumulative fair value movements relating to own credit of £1 million net of tax (2021: £nil; 2019: £nil), had been recognised directly in retained profits.
Retained profits are stated after deducting £205 million (2020: £230 million; 2019: £575 million) representing 434 million (2020: 592 million; 2019: 902 million) treasury shares held.
The payment of dividends by subsidiaries and the ability of members of the Group to lend money to other members of the Group may be subject to regulatory or legal restrictions, the availability of reserves and the financial and operating performance of the entity. A number of Group subsidiaries, principally those with banking and insurance activities, are subject to regulatory capital requirements which require minimum amounts of capital to be maintained relative to their size and risk. The Group actively manages the capital of its subsidiaries, which includes monitoring the regulatory capital ratios for its banking and insurance subsidiaries and, on a consolidated basis, the Ring-Fenced Bank sub-group, against approved risk appetite levels.